SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------
                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2000


                              SUNTERRA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                    000-21193                  95-4582157
----------------------------   -----------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                       Identification No.)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                  407-532-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                   Page 1 of 4

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ITEM 5.  OTHER EVENTS.

See press release dated February 28, 2000 entitled "Sunterra Names Crandall, COO of Bass Investment Vehicle, Chairman; Morison, a Senior Banking Exec, as co-CEO, President, and a Director" attached hereto as Exhibit 99.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.         DESCRIPTION                             PAGE NO.
       -----------         -----------                             --------

          99            Press release dated February 28, 2000          3
                        entitled "Sunterra Names Crandall, COO
                        of Bass Investment Vehicle, Chairman;
                        Morison, a Senior Banking Exec, as
                        co-CEO, President, and a Director"


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SUNTERRA CORPORATION
                                          (Registrant)



Date: February 28, 2000                   By: /s/ THOMAS A. BELL
                                              ------------------
                                              Thomas A. Bell
                                              Senior Vice President & Secretary